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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 15, 2000


                         EON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


              000-26399                                 62-1482176
        (Commission File No.)               (IRS Employer Identification No.)



                             4119 Willow Lake Blvd.
                           Memphis, Tennessee 38118
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (901) 365-7774


                         ______________________________
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Item 5.  Other Events.

     On May 15, 2000, J. Michael O'Dell announced his resignation as President and Chief Executive Officer of eOn Communications Corporation (the "Company") citing personal reasons. David S. Lee, Chairman of the Company's Board of Directors, will serve as interim Chief Executive Officer until a permanent successor is elected.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit Number   Description of Exhibit
--------------   ----------------------

99.1             Press Release, dated May 15, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    eOn Communications Corporation

Dated: May 24, 2000                 By:  /s/ Stephen N. Samp
                                       -----------------------------------------
                                         Stephen N. Samp
                                         Chief Financial Officer, Vice President
                                         of Finance and Administration, and
                                         Secretary
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                                 EXHIBIT INDEX
                                 -------------


Exhibit Number   Description of Exhibit
--------------   ----------------------

99.1             Press Release, dated May 15, 2000.